Exhibit 24
THE PROCTER & GAMBLE COMPANY
REGISTRATION STATEMENT ON FORM S-8
POWER OF ATTORNEY
Each undersigned officer and/or director of The Procter & Gamble Company, an Ohio corporation (the “Registrant”), does hereby make, constitute and appoint James J. Johnson as attorney of the undersigned, with the full power to execute and file:
(i)	the Registration Statement on Form S-8 (the “Form S-8 Registration Statement”) with respect to the registration under the Securities Act of 1933, as amended, of Common Shares of the Registrant issuable in connection with The Procter & Gamble Savings Plan (the “Plan”), as may be revised in accordance with the Company resolution entitled “Authorize Amendment to the Profit Sharing Trust and Employee Stock Ownership Plan; Merger of the 401(K) Portion of the Plan with the Procter & Gamble Subsidiary Savings Plan; and Filing of S-8 Registration Statement for The Procter & Gamble Savings Plan” along with an indeterminate amount of interests to be offered or sold pursuant to the Plan;

(ii)	any and all amendments, including post-effective amendments, and exhibits to the Form S-8 Registration Statement; and

(iii)	any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Form S-8 Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever necessary, appropriate or desirable to be done in the premises, or in the name, place and stead of the said director and/or officer, hereby ratifying and approving the acts of said attorney.
IN WITNESS WHEREOF, the undersigned have subscribed to the above as of April 15, 2007.

Signature	Title

/s/ A.G. Lafley	Chairman of the Board, President, and Chief
A.G. Lafley	Executive (Principal Executive Officer)

/s/ Clayton C. Daley, Jr.	Chief Financial Officer (Principal Financial Officer)
Clayton C. Daley, Jr.

/s/ Valarie L. Sheppard	Comptroller (Principal Accounting Officer)
Valarie L. Sheppard

/s/ Norman R. Augustine	Director
Norman R. Augustine

Signature	Title

/s/ Bruce L. Byrnes	Director
Bruce L. Byrnes

/s/ Scott D. Cook	Director
Scott D. Cook

/s/ Joseph T. Gorman	Director
Joseph T. Gorman

/s/ Charles R. Lee	Director
Charles R. Lee

/s/ Lynn M. Martin	Director
Lynn M. Martin

/s/ W. James McNerney, Jr.	Director
W. James McNerney, Jr.

/s/ Johnathan A. Rodgers	Director
Johnathan A. Rodgers

/s/ John F. Smith, Jr.	Director
John F. Smith, Jr.

/s/ Ralph Snyderman	Director
Ralph Snyderman

/s/ Margaret C. Whitman	Director
Margaret C. Whitman

/s/ Ernesto Zedillo	Director
Ernesto Zedillo